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                                                                      EXHIBIT 24
                                                                      ----------


                      UNION PACIFIC RAILROAD CORPORATION

                              POWERS OF ATTORNEY


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ PHILIP F. ANSCHUTZ
-------------------------
Philip F. Anschutz


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ ROBERT P. BAUMAN
-------------------------
Robert P. Bauman


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ RICHARD B. CHENEY
-------------------------
Richard B. Cheney


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ E. VIRGIL CONWAY
-------------------------
E. Virgil Conway

I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ RICHARD K. DAVIDSON
-----------------------------
Richard K. Davidson


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ THOMAS J. DONOHUE
-----------------------------
Thomas J. Donohue


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ SPENCER F. ECCLES
-----------------------------
Spencer F. Eccles


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ ELBRIDGE T. GERRY, JR.
-----------------------------
Elbridge T. Gerry, Jr.


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ WILLIAM H. GRAY, III
-----------------------------
William H. Gray, III
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I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation
(the Company), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ JUDITH RICHARDS HOPE
-----------------------------
Judith Richards Hope


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ RICHARD J. MAHONEY
-----------------------------
Richard J. Mahoney


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ JOHN R. MEYER
-----------------------------
John R. Meyer


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ THOMAS A. REYNOLDS, JR.
-----------------------------
Thomas A. Reynolds, Jr.


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Gary M. Stuart, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ RICHARD D. SIMMONS
-----------------------------
Richard D. Simmons